UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 5, 2016
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 5, 2016, Weyerhaeuser Company ("Weyerhaeuser" or the "Company") issued a press release announcing its financial results for the quarter ended December 31, 2015. Copies of the press release and the exhibits thereto are furnished as Exhibits 99.1 and 99.2 to this report.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01. OTHER EVENTS
As of December 31, 2015, Weyerhaeuser Company held a 50 percent ownership interest in a joint venture. The Company’s share of net earnings related to this joint venture are included within "Earnings (loss) from equity affiliates" in Weyerhaeuser’s Consolidated Statement of Operations in the period in which earnings are recorded by the affiliate. The results are reported in the Company’s Cellulose Fibers segment.
In connection with the preparation of fourth quarter 2015 financial statements, it was determined that the joint venture’s book value of certain long-lived assets was not recoverable and an impairment charge was recorded to measure these assets at fair value. The fair value of the asset group was estimated based on a combination of income and market approaches using significant unobservable inputs. Key assumptions included (a) the timing and amounts of future cash flows related to the asset group’s operations, (b) discount rates applicable to the future cash flows and (c) earnings multiples of other entities’ asset groups deemed to be similar to the asset group.  Weyerhaeuser’s earnings for the fourth quarter of 2015 include an $84 million charge for the Company’s share of this asset impairment. Weyerhaeuser also recorded a related tax benefit of $28 million in its provision for income taxes as a result of the reduction of deferred tax liabilities associated with the reduction in the book basis of the investment in this equity affiliate. Consequently, the net charge to Weyerhaeuser related to this impairment was $56 million in the fourth quarter of 2015.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following items are filed as exhibits to this report.
99.1	Press release of Weyerhaeuser Company issued February 5, 2016 reporting results of operations for the quarter ended December 31, 2015.
99.2	Exhibits to press release of Weyerhaeuser Company issued February 5, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne M. Hillman
Its:	Vice President and Chief Accounting Officer

Date: February 5, 2016